1 Empowering Physicians Transforming Healthcare J.P. Morgan Healthcare Conference January 9, 2023

2 Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to: 2022 financial guidance and other projections and forecasts. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including: Care Margin; Platform Contribution; Platform Contribution margin; Adjusted EBITDA; Adjusted EBITDA margin; Adjusted Net Income; and Free Cash Flow. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in the financial schedules in the Appendix of this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.priviahealth.com or www.sec.gov. The Company has not reconciled its forward-looking non-GAAP measures to the most directly comparable GAAP measures. This is because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of certain GAAP components of such reconciliations due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures. Disclaimer

3 Privia Health: Investment Highlights Proven and Scalable for All Provider Types, Patients & Reimbursement Models Multiple Drivers for Future Growth with a Large TAM Unique, Integrated Physician Alignment Model Profitable, Capital-Efficient Profile Proven, Diversified Value-based Platform Across Risk-bearing Spectrum Highly Experienced Executive and Physician Leadership Team

4 Proven, Scalable and Differentiated Operating Model Single-TIN Medical Group Facilitates payer negotiation and clinical alignment while providers maintain significant autonomy Risk-Bearing Entity ACOs/CINs with value-based contracts to engage patients, reduce inappropriate utilization, improve quality metrics Privia Platform Full tech & services capabilities to enhance workflows, reduce administrative work, increase efficiency and lower direct costs Physician-led Governance Peer-to-peer sharing of ideas and best practices in broader forum, and have a voice in direction of operations

5 Building One of the Largest Primary Care-Centric Ambulatory Care Delivery Networks * 920+ Care Center Locations 3,595 Implemented Providers 10 States (plus D.C.) * All data as of September 30, 2022, except for the launch of the North Carolina and Ohio markets. Joint venture and strategic partnership in North Carolina announced November 3, 2022, and Ohio is contingent on the negotiation and execution of definitive agreements with OhioHealth (see press release: https://ir.priviahealth.com/news- releases/news-release-details/privia-health-partner-ohiohealth-health-system). 4M+ Patients 846K Attributed Lives 84 Patient NPS 57 Provider NPS 95+% Provider Retention Mid-Atlantic Tennessee Georgia Florida North Texas Gulf Coast California West Texas Montana 51 Specialties on Platform Ohio North Carolina

6 Moving Markets Toward Value-Based Care At Scale Enter Market  Align with anchor medical groups and health systems to transition markets to value-based care Organize Providers  Form high performance medical groups  Develop network of leading primary care providers and specialists Drive Improvements  Advance practice management, patient engagement and value-based care initiatives Transition to Value & Risk  Succeed in various value-based care models (MSSP, Medicare Advantage, Commercial, etc.)

7 28% Diversified Value-Based Platform Across Reimbursement Models 1 80+ At Risk Payer Contracts 846K Total Attributed Lives 345K Government Lives 500K Commercial Lives 112K Medicare Advantage Lives 165K MSSP & MDPCP Lives 68K Medicaid Lives 1 All data as of September 30, 2022. Any slight variations in totals due to rounding. % of Lives in Upside / Downside Risk as of 9/30/2022 0%77%

8 Privia Has Extensive Experience in Managing Risk “It’s Called Risk for a Reason” Managing the Transition to Risk Profitably Diversification  80+ contracts, including partial capitation & value- based incentives  Contractual protections in each program Robust Oversight  Audit / Compliance  Healthcare economics / Actuarial expertise Operational Execution  Physician-led governance  Clinical / performance operations capabilities  Technology platform

9 MSSP Results Demonstrate Continued Success in Downside Risk MSSP 2021 Performance1 Total annual average expenditures Emergency room utilization Outpatient facility spend Inpatient facility spend Improvement vs. Median MSSP ACO Improvement vs. Total FFS Medicare 15%• 112,800 Medicare beneficiaries across ACOs in 4 markets • 93% avg. quality score across Privia ACOs • Mid-Atlantic ACO: o 62,700+ lives in Enhanced Track with downside risk o Highest savings rate (9.2%) of all ACOs with 40K+ lives 22% 25% 22% 24% 28% 35% 28% 1 Based on data provided by CMS at https://www.cms.gov/newsroom/press-releases/medicare-shared-savings-program-saves-medicare-more-16-billion-2021-and-continues-deliver-high 77% of total MSSP lives in downside risk tracks at 9/30/22 versus 0% in 2019

10 $160.8 $66.4 $83.0 $90.3 $26.8 $36.5 $27.5 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 FY2020 FY2021 9 Mos 2022 VBC Portion of Total GAAP Revenue 1 Capitation Shared Savings Care Mgmt Fees Momentum Across Diverse VBC Revenue Streams 11.4% of Total GAAP Revenue 12.4% 28.1% • Percentage of value-based care revenue more than doubled in 2022, with opportunity for growth • Managed $1.1+ Billion in Medical Spend in the CMS’ MSSP 2021 performance year, of which only Privia’s share of savings recognized in revenue 1 Based on data provided in the Revenue Recognition footnote of the Company’s most recent Form 10-K and 10-Q filed with the Securities and Exchange Commission

11 Positioned to Drive Growth and Monetize Our Platform Same-Store Organic Growth in Existing Practices Moving Existing Patient Panels to Value Based Care Organic Growth in Existing Geographies New Geography Development Investments and Acquisitions to Grow and Capture Large TAM

12 Strong Execution Since IPO FY 2020 FY 2022 est.* % Change States + DC 6 10 67% Implemented Providers 2,550 3,670 44% Attributed Lives 682,000 855,000 25% Practice Collections $1,301M $2,362M 82% Care Margin $ 188M $ 300M 60% Platform Contribution $ 83M $ 144M 73% Adjusted EBITDA $ 29M $ 60M 107% * Denotes midpoint of FY 2022 guidance ranges provided on November 10, 2022, except for number of states

Strong Balance Sheet and Capital Position *

- No debt and ~$342M in adjusted net cash
- $65M revolving loan facility available and undrawn as of 9.30.22
- Expect ~90% of FY2022 Adjusted EBITDA to convert to non-GAAP Free Cash Flow **

(In millions)	**At 9.30.22 ***	At 12.31.21
Cash and cash equivalents	**$ 316.9**	$ 320.6
Net cash received re: MSSP shared savings less provider surplus distribution	**$ 25.1**	--
Less: Notes payable and debt issuance costs	**--**	$ 33.3
Net cash position	**$ 342.0**	$ 287.3

* 9/30/22 net cash position adjusted to reflect cash of approximately $62.8 million received on 10/11/22 from the Centers for Medicare and Medicaid Services (CMS) less $37.7 million to be dispersed to providers. The cash received from CMS was payment for Privia Health's portion of the shared savings generated in the 2021 performance year of the Medicare Shared Savings Program (MSSP)

** Non-GAAP Free cash flow defined as Net cash provided by operating activities less capital expenditures (Purchases of property and equipment)

PRIVIA HEALTH
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14 Privia Health: Investment Highlights Proven and Scalable for All Provider Types, Patients & Reimbursement Models Multiple Drivers for Future Growth with a Large TAM Unique, Integrated Physician Alignment Model Profitable, Capital-Efficient Profile Proven, Diversified Value-based Platform Across Risk-bearing Spectrum Highly Experienced Executive and Physician Leadership Team

15 APPENDIX

16 Reconciliation of Operating Loss to Care Margin a 1 (1) Care Margin is total revenue less the sum of physician and practice expense.

17 Reconciliation of Operating Loss to Platform Contribution a 2 (2) Platform Contribution is total revenue less the sum of physician and practice expense and cost of platform. (5) Amount represents stock-based compensation expense included in Cost of Platform.

18 Reconciliation of Net Loss to Adjusted EBITDA a 3 (3) Adjusted EBITDA is net income (loss) attributable to Privia Health Group, Inc. shareholders and subsidiaries excluding minority interests, provision (benefit) for income taxes, interest income, interest expense, depreciation and amortization, stock-based compensation, severance charges and other non-recurring expenses. Note: Other expenses include certain non-cash or non-recurring costs.

19 Reconciliation of Net Loss to Adjusted Net Income Per Share a

20 Thank You PriviaHealth.com Contact: Robert P. Borchert SVP, Investor & Corporate Communications robert.borchert@priviahealth.com Phone: 817.783.4841